SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 24, 2011

EXPLORTEX ENERGY, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	000-52152	98-0489027
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

22503 Katy Freeway
Katy, Texas 77494
 (Address of Principal Executive Offices)

 (281) 994 4267
 (ISSUER TELEPHONE NUMBER)

6586 Hypoluxo Road #150
Lake Worth, FL 33467
(FORMER NAME AND ADDRESS)

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FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 24, 2011, Explortex Energy Inc. and its wholly owned subsidiary Explortex Acquisition Corp. (“Purchaser”), with a business address at 22503 Katy Freeway, Katy, Texas, entered into an ASSET PURCHASE AGREEMENT with Blackriver Petroleum, LLC, a New York limited liability company, with a business address at 400 Rella Blvd., Montebello, New York 10901 and Ameroil Energy, Inc. a Canadian corporation with a business address at Exchange Tower, Suite 1600, 130 King Street West, Toronto, Canada M5X 1J2

The agreement is to purchase the hydrocarbon rights to in excess of 4,700 acres and in excess of 40 well bores commonly referred to as the “Greenwood Wascome Field”, which is located in Caddo Parish, in the State of Louisiana.

In consideration of the sale, conveyance, assignment, transfer and delivery of the Assets by Sellers to Purchaser, Purchaser shall, pay to Sellers an amount equal to the following:

$2,450,000.00 (the “Cash Purchase Price”), the same disbursed as follows:

(i) (ii)
with a down payment of $150,000 paid in cash upon the removal of all closing conditions of this Agreement.

$2,300,000 to be paid at Closing by way of Restricted (Rule 144) shares of Common Stock of the Purchaser, based upon the average twenty (20) day closing share price, at the day immediately preceding the Closing as published by the OTC Markets Group Inc. under symbol EXPX.PK

No transactions occurred in the last two years other than the aforementioned to which the Company was a party in which any director or officer had or is to have a direct or indirect material interest

ITEM 2.01 COMPLETION OF ACQUISITION OF ASSETS

(a)           The date of completion of the transaction

The closing shall occur within the fourth quarter of 2011.

(b)           Description of assets involved

Explortex Energy Inc. is acquiring the hydrocarbon rights to, in excess of 4,700 acres and in excess of 40 well bores commonly referred to as the “Greenwood Wascome Field”, which is located in Caddo Parish, in the State of Louisiana.

(c)           Seller of assets.

The assets are being acquired from Blackriver Petroleum, LLC, a New York limited liability company, with a business address at 400 Rella Blvd., Montebello, New York 10901 and Ameroil Energy, Inc. a Canadian corporation with a business address at Exchange Tower, Suite 1600, 130 King Street West, Toronto, Canada M5X 1J2.

There has been no transaction within the prior two years nor any material relationship, other than in respect of the transaction, between the registrant or any of its affiliates, or any director of officer of the registrant, or any associate of any such officer or director.

(d)           In consideration of the sale, conveyance, assignment, transfer and delivery of the Assets by Sellers to Purchaser, Purchaser shall, pay to Sellers an amount equal to the following:

$2,450,000.00 (the “Cash Purchase Price”), the same disbursed as follows:

(i) (ii)
with a down payment of $150,000 paid in cash upon all closing conditions of this Agreement.

$2,300,000 to be paid at Closing by way of Restricted (Rule 144) shares of Common Stock of the Purchaser, based upon the average twenty (20) day closing share price, at the day immediately preceding the Closing as published by the OTC Markets Group Inc. under symbol EXPX.PK

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(c)	Exhibits

	2.1	Asst Purchase Agreement Ameroil Corp, Blackriver Petroleum LLC and Explortex Energy Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPLORTEX ENERGY, INC.

By: /s/ Kenneth E. Martin
Kenneth E. Martin
Chief Executive Officer Chief Financial Officer

Dated: August 24, 2011